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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: September 9, 2002

                            SILVERADO GOLD MINES LTD.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         British Columbia          000-121332            98 -0045034
     (State of Incorporation)      (Commission           (IRS Employer
                                   File Number)          Identification #)


                       Suite 505, 1111 West Georgia Street
                           Vancouver, British Columbia
                                 Canada V6E 4M3
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (604) 689-1535
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
               ---------------------------------------------------
                     (Registrant's Former Name and Address)



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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

Not  applicable.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  applicable.


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.


ITEM  4.     CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Silverado Gold Mines Ltd. (the "Company") announces that the shareholders of the Company have approved the increase to the Company's authorized capital to 200,000,000 common shares without par value at the Company's extraordinary meeting of shareholders held on September 9, 2002. The increase to the authorized capital was effective as of September 10, 2002 upon the filing of an amendment to the Company's Memorandum with the British Columbia Registrar of Companies. A copy of the Company's amended Memorandum is attached to this Current Report on Form 8-K as Exhibit 3.1.


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
Not  applicable.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATEMENTS

Not  applicable.

EXHIBITS

Exhibit  Number          Description
---------------          -----------

3.1                      Altered Memorandum of Silverado Gold  Mines Ltd.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not  applicable.


ITEM  9.     REGULATION  FD  DISCLOSURE

Not  applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September  11,  2002                  SILVERADO  GOLD  MINES  LTD.


                                      By:  /s/  Garry  L.  Anselmo
                                         __________________________
                                         Garry L. Anselmo
                                         President, Chief Executive Officer
                                         Chief Financial Officer
                                         Director


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